Borrowings	12 Months Ended
Dec. 31, 2017
Loan And Borrowings Abstract
Borrowings

20	Borrowings

	2017	2016	2015
	£’000	£’000	£'000
Current
Bank loans	11	23	9
Finance lease	39	31	70
Government and research loans	311	484	363

Total	361	538	442

Non-current
Bank loans	5,207	-	20
Finance lease	29	52	68
Government and research loans	949	1,568	1,420

Total	6,185	1,620	1,508

Book values approximate to fair value at 31 December 2017, 2016 and 2015.

Obligations under finance leases are secured by a fixed charge over the fixed assets to which they relate.

The Group had $8m of undrawn committed borrowing facilities at year end.

Midcap Loan Facility

In December 2017, Midatech entered into a secured loan agreement with Midcap Financial Trust (“MidCap”). The total facility is for $15m to be drawn down in three separate tranches.  Interest is charged on the outstanding balance of the loan at an annual rate of LIBOR plus 7.5% subject to a LIBOR floor of 1.25%.  MidCap was granted 247,881 warrants to purchase shares which was equal to 2% of the amount funded divided by the Exercise Price of £0.42. The exercise price was calculated as the average closing price for the 30-day period prior to the date of grant. The loan is secured against the assets of the group.

The first tranche of $7m was drawn down on 28 December 2017 and is disclosed under bank loans.